UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

POWER SOLUTIONS INTERNATIONAL, INC.

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! POWER SOLUTIONS INTERNATIONAL, INC. 2022 Annual Meeting Vote by July 13, 2022 11:59 PM ET POWER SOLUTIONS INTERNATIONAL, INC. 201 MITTEL DRIVE WOOD DALE, IL 60191 ATTN: MATTHEW THOMAS D86753-P75253 You invested in POWER SOLUTIONS INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 14, 2022. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 14, 2022 8:00 AM CDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/PSIX2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Fabrizio Mozzi For 1b. Shaojun Sun, Ph.D. For 1c. Hong He For 1d. Kenneth W. Landini For 1e. Lei Lei For 1f. Sidong Shao For 1g. Frank P. Simpkins For 2. Rati?cation of the appointment of BDO USA, LLP as the independent registered public accounting ?rm for the ?scal year ending December 31, 2022. For 3. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. For 4. To approve the amendment and restatement of the Power Solutions International, Inc. 2012 Incentive Compensation Plan, to, among other things, extend the expiration date. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D86754-P75253